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INTERNET PROXY SERVICE LOGIN

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                                     INTERNET PROXY VOTING SERVICE
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                  PLEASE ENTER CONTROL NUMBER FROM YOUR PROXY CARD: 827 018 999 99 99

                     CHECK HERE [ ] TO VOTE ALL PROPOSALS AS THE BOARD RECOMMENDS,
                                   THEN CLICK THE VOTE BUTTON BELOW.
                                                 -OR-
                     TO VOTE EACH PROPOSAL SEPARATELY, CLICK THE VOTE BUTTON ONLY.

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                                                 VOTE
                                                 ----

FOR FASTER, MORE CONVENIENT VOTING                                       PROXYWEB(SM) IS A SERVICE OF:
BY TELEPHONE OR INTERNET                       (MIS LOGO)                      MIS, AN ADP COMPANY

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999 999 999 999 99 <-- Control Number
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                                                                        FULL SERVICE PROXY SPECIALISTS

_________________________________________

By my signature below, I appoint XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX as    This site is best viewed using
my attorneys to vote at Fund shares that I am entitled to vote at the       Netscape version 4.7 or
Special Meeting of Shareholders be held in the XXXXXXXXXXXXXXXXX        Internet Explorer version 5.0
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXX and    or higher and using a display
at any adjournments of the meeting. Any one or more of XXXXXXXX            resolution of 800 X 600.
XXXXXXXXXXXXXXXXXXXXX may vote my shares, and they may appoint substitutes to vote my shares on their behalf. I instruct XXXXXXXXX
XXXXXXXXXXXXXXXXXXXX to vote this proxy as specified on the reverse side, and I revoke any previous proxies that I have executed. I acknowledge receipt of the Fund's Notice of Special Meeting of
Shareholders and proxy statement.

                             '"      PLEASE SIGN, DATE AND RETURN
                                   PROMPTLY IN ENCLOSED ENVELOPE IF
                                    YOU ARE NOT VOTING BY PHONE OR
                                              INTERNET.

                                      Date ____________________


                               --------------------------------------    (VERISIGN SECURED(__) LOGO)
                               Signature(s) (Title(s), if applicable)                      VERIFY__
                                                    (SIGN IN THE BOX)

                               NOTE: Pleae sign exactly as your name
                               appears on this Proxy. When signing in
                               a _________ capacity, such as
                               executor, administrator, trustee,
                               attorney, guardian, etc., please so
                               indicate. Corporate or partnership
                               ______________ should be signed by an
                               authorized person indicating the
                               person's title.

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    @ 2000, 2006 ADP Financial Information Services, Inc. The MIS logo is a service mark of Automatic Data Processing, Inc.

 The ADP logo is a registered trademark of ADP of North America, Inc. Terms and
                         Conditions. Privacy Statement.

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                          INTERNET PROXY VOTING SERVICE
                                PROXY VOTING FORM
                        AIM V.I. DEMOGRAPHIC TRENDS FUND
                         ____________ INSURANCE COMPANY

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING
                               "FOR" THE PROPOSAL.

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PROPOSAL 1.   APPROVE A PLAN OF REORGANIZATION UNDER WHICH      - FOR   - AGAINST   - ABSTAIN
              ALL OF THE ASSETS AND LIABILITIES OF AIM V.I.
              DEMOGRAPHIC TRENDS FUND (THE "FUND"), A
              PORTFOLIO OF AIM VARIABLE INSURANCE FUNDS
              ("TRUST"), WILL BE TRANSFERRED TO AIM V.I.
              CAPITAL APPRECIATION FUND ("BUYING FUND"), ALSO
              A PORTFOLIO OF TRUST, AND TRUST WILL ISSUE
              SHARES OF EACH CLASS OF BUYING FUND TO
              SHAREHOLDERS OF THE CORRESPONDING CLASS OF
              SHARES OF THE FUND.
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  Please refer to the proxy statement for discussion of each of these matters.
  If no specification is made on a proposal, the proposal will be voted "For".
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To receive an optional email confirmation enter your email address here:
______________________

             PLEASE REVIEW YOUR SELECTIONS CAREFULLY BEFORE VOTING.
IF YOU VOTE MORE THAN ONCE ON THE SAME PROXY, ONLY YOUR LAST (MOST RECENT) VOTE
                            WILL BE CONSIDERED VALID.

                                       ------
                  PRESS THIS BUTTON TO SUBMIT YOUR PROXY VOTE.
                                       ------

   (C) 2000, 2006 ADP Financial Information Services, Inc. The MIS logo is a service mark of Automatic Data Processing, Inc.

 The ADP logo is a registered trademark of ADP of North America, Inc. Terms and
                         Conditions. Privacy Statement.

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                      INTERNET PROXY VOTING SERVICE PROXY
                                  VOTING FORM
                        AIM V.I. DEMOGRAPHIC TRENDS FUND
                          __________ INSURANCE COMPANY

                    THANK YOU! YOUR VOTE HAS BEEN SUBMITTED.

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING
                               "FOR" THE PROPOSAL.

PROPOSAL 1.   APPROVE A PLAN OF REORGANIZATION UNDER WHICH      FOR
              ALL OF THE ASSETS AND LIABILITIES OF AIM V.I.
              DEMOGRAPHIC TRENDS FUND (THE "FUND"), A
              PORTFOLIO OF AIM VARIABLE INSURANCE FUNDS
              ("TRUST"), WILL BE TRANSFERRED TO AIM V.I.
              CAPITAL APPRECIATION FUND ("BUYING FUND"), ALSO
              A PORTFOLIO OF TRUST, AND TRUST WILL ISSUE
              SHARES OF EACH CLASS OF BUYING FUND TO
              SHAREHOLDERS OF THE CORRESPONDING CLASS OF
              SHARES OF THE FUND.

  Please refer to the proxy statement for discussion of each of these matters.

                      No email confirmation has been sent.

      CHANGE VOTE     PRINTER FRIENDLY CONFIRMATION     VOTE ANOTHER PROXY

                       EXIT INTERNET PROXY VOTING SERVICE

   (C) 2000, 2006 ADP Financial Information Services, Inc. The MIS logo is a service mark of Automatic Data Processing, Inc.

 The ADP logo is a registered trademark of ADP of North America, Inc. Terms and
                         Conditions. Privacy Statement.